AS  FILED  WITH  THE  SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 2002

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                    ________

                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                            52-1528581
     (State  or  other  jurisdiction  of           (I.R.S.  Employer
      incorporation  or  organization)            Identification  No.)

                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
                    (Address of principal executive offices)

                       SAFEGUARD HEALTH ENTERPRISES, INC.
                                  401(K) PLAN
                            (Full title of the plan)

                            RONALD I. BRENDZEL, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       SAFEGUARD HEALTH ENTERPRISES, INC.
                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
                              TEL:  (949) 425-4110
                              FAX:  (949) 425-4586
            (Name, address and telephone number of agent for service)

                                   COPIES TO:

                           STRASBURGER & PRICE, L.L.P.
                           901 MAIN STREET, SUITE 4300
                               DALLAS, TEXAS 75202
                                 (214) 651-4300
                         ATTN:  DAVID K. MEYERCORD, ESQ.

                                            CALCULATION OF REGISTRATION FEE
=======================================================================================================================
                                                                PROPOSED          PROPOSED MAXIMUM
                                         AMOUNT TO BE       MAXIMUM OFFERING     AGGREGATE OFFERING       AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED  REGISTERED (1) (2)  PRICE PER SHARE (3)        PRICE (3)        REGISTRATION FEE
------------------------------------  ------------------  --------------------  --------------------  -----------------
Common Stock, $.01 par value              500,000 shares  $              1.275  $            637,500  $           58.65
=======================================================================================================================

(1)     Represents the maximum aggregate number of shares of Common Stock that can be purchased by the employee benefit plan  described  herein.
(2)     In  addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also  includes  an  indeterminate  amount  of  interests  to  be  offered or sold pursuant to the employee benefit plan described  herein.
(3)     Estimated  solely  for  purposes of computing the amount of the registration fee in accordance with Rule 457(h)
under  the Securities Act of 1933, as amended, based on the average of the bid and asked prices for the Common Stock on the  OTC  Bulletin  Board  on  August  27,  2002.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM  3.     INCORPORATION  OF  DOCUMENTS  BY  REFERENCE.

The following documents are incorporated by reference in this Registration Statement by SafeGuard Health Enterprises, Inc., a Delaware corporation (the "Company", the "Registrant" or "SafeGuard"), and SafeGuard Health Enterprises, Inc. 401(k) Plan (the "Plan"):

     (a) the Annual Report on Form 10-K of SafeGuard for the fiscal year ended December 31, 2001, filed by SafeGuard with the Securities and Exchange Commission (the "SEC");

     (b) the Quarterly Report on Form 10-Q of SafeGuard for the quarter ended March 31, 2002, filed with the SEC;

     (c) the Quarterly Report on Form 10-Q of SafeGuard for the quarter ended June 30, 2002, filed with the SEC;

     (d) the Current Report on Form 8-K of SafeGuard dated as of April 24, 2002 filed with the SEC;

     (e) the description of the Common Stock, $.01 par value per share (the "Common Stock"), of the Company contained in Item 1 of the Registration Statement on Form 8-A filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to the Common Stock, as declared effective on November 17, 1983 (File No. 2-86472); and

     (f) the description of the Rights to Purchase Preferred Stock of the Company contained in Item 1 of our Registration Statement on Form 8-A/12G filed under Section 12 of the Exchange Act, relating to the Rights to Purchase Preferred Stock, filed with the SEC on April 1, 1996, including all amendments or reports filed for purposes of updating such description.

All documents subsequently filed by the Company or the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or replaces such statement. Any statement so modified shall not be deemed in its unmodified form to constitute a part of this Registration Statement. Any statement so superseded shall not be deemed to constitute a part of this Registration Statement.

ITEM  4.     DESCRIPTION  OF  SECURITIES.

Not  applicable.

ITEM  5.     INTERESTS  OF  NAMED  EXPERTS  AND  COUNSEL.

Not  applicable.

ITEM  6.     INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS.

Under Section 145 of the Delaware General Corporation Law ("Delaware Law"), the Company has broad powers to indemnify its directors, officers, employees and agents against liabilities they may incur in such capacities, including liabilities under the Securities Act. The Company's Certificate of Incorporation and Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by law, and allow the Company to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification. The Bylaws also provide that rights conferred Bylaws shall not be deemed to be exclusive of any other right such persons may have or acquire under the Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

The Certificate of Incorporation further provides that, pursuant to Delaware Law, no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of the director's fiduciary duty as a director. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware Law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware Law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

ITEM  7.     EXEMPTION  FROM  REGISTRATION  CLAIMED.

Not  applicable.

ITEM  8.     EXHIBITS.

EXHIBIT
  NO.          DESCRIPTION
-----          -----------

4.1 Amended and Restated Certificate of Incorporation of the Company, as amended (incorporated herein by reference to Exhibit 4.4 to the Company's Report on Form 8-K dated as of March 6, 2001).

4.2 Amendment to Restated Certificate of Incorporation of the Company (filed herewith).

4.3 Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001).

4.4            Specimen  Common  Stock  Certificate  (filed  herewith).

4.5 Amended and Restated SafeGuard Health Enterprises, Inc. 401(k) Plan (incorporated herein by reference to Exhibit 10.28 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001).

4.6 First Amendment to Amended and Restated SafeGuard Health Enterprises, Inc. 401 (k) Plan (incorporated herein by reference to Exhibit 10.29 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001).

23.1           Independent  Auditors'  Consent  (filed  herewith).

24.1 Power of Attorney (contained on signature page of this Registration Statement).

25.1 Annual Report for the Plan for the year ended December 31, 2000 filed with Internal Revenue Service on September 19, 2001 (filed herewith).

99.1 Certification Pursuant to 18 U.S.C., Section 1350 (filed herewith).

The undersigned Registrant hereby undertakes that it will submit in a timely manner to the Internal Revenue Service ("IRS"), the Plan and all amendments thereto made since the date of its most recent determination letter from the IRS, that it will make all changes required by the IRS in order to qualify the Plan as so amended, and that when it receives a favorable determination letter, it will file a copy of such determination letter as an exhibit to a future filing with the SEC.

ITEM  9.     UNDERTAKINGS.

     (a)  The  undersigned  Registrant  hereby  undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To  reflect  in  the  prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

               (iii)  To  include  any  material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                    Provided,  however, that paragraphs (a)(1)(i) and (a)(1)(ii)
               above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

THE COMPANY. Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Aliso Viejo, State of California, on August 27, 2002.

                                  SAFEGUARD  HEALTH  ENTERPRISES,  INC.


                                  By:  /s/  James  E.  Buncher
                                       -------------------------------------
                                       James  E.  Buncher
                                       President and Chief Executive Officer


                                  By:  /s/  Ronald  I.  Brendzel
                                       -------------------------------------
                                       Ronald  I.  Brendzel
                                       Senior Vice President and Secretary

                                POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints James E. Buncher and/or Ronald I. Brendzel, his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              CAPACITY                       DATE
======================  =======================================  ===============

/s/ James E. Buncher    President, Chief Executive Officer and   August 27, 2002
----------------------  Director
James E. Buncher

/s/ Steven J. Baileys   Chairman of the Board of Directors       August 27, 2002
----------------------
Steven J. Baileys

/s/ Ronald I. Brendzel  Senior Vice President, General Counsel,  August 27, 2002
----------------------  Secretary and Director
Ronald I. Brendzel

/s/ Dennis L. Gates     Senior Vice President, Chief Financial   August 27, 2002
----------------------  Officer and Director
Dennis L. Gates

/s/ Jack R. Anderson    Director                                 August 27, 2002
----------------------
Jack R. Anderson

/s/ Stephen J. Blewitt  Director                                 August 27, 2002
----------------------
Steven J. Blewitt

/s/ Leslie B. Daniels   Director                                 August 27, 2002
----------------------
Leslie B. Daniels

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Aliso Viejo, State of California, on August 27, 2002.


                                  SAFEGUARD  HEALTH  ENTERPRISES,  INC.


                                  By:  /s/  James  E.  Buncher
                                       -------------------------------------
                                       James  E.  Buncher
                                       President and Chief Executive Officer


                                  By:  /s/  Ronald  I.  Brendzel
                                       -------------------------------------
                                       Ronald  I.  Brendzel
                                       Senior Vice President and Secretary

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT
  NO.          DESCRIPTION
-----          -----------

4.1 Amended and Restated Certificate of Incorporation of the Company, as amended (incorporated herein by reference to Exhibit 4.4 to the Company's Report on Form 8-K dated as of March 6, 2001).

4.2 Amendment to Restated Certificate of Incorporation of the Company (filed herewith).

4.3 Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001).

4.4            Specimen  Common  Stock  Certificate  (filed  herewith).

4.5 Amended and Restated SafeGuard Health Enterprises, Inc. 401(k) Plan (incorporated herein by reference to Exhibit 10.28 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001).

4.6 First Amendment to Amended and Restated SafeGuard Health Enterprises, Inc. 401 (k) Plan (incorporated herein by reference to Exhibit 10.29 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001).

23.1           Independent  Auditors'  Consent  (filed  herewith).

24.1 Power of Attorney (contained on signature page of this Registration Statement).

25.1 Annual Report for the Plan for the year ended December 31, 2000 filed with Internal Revenue Service on September 19, 2001 (filed herewith).

99.1 Certification Pursuant to 18 U.S.C., Section 1350 (filed herewith).